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                                                                    EXHIBIT 99.2

                      FIRST AMENDMENT TO RIGHTS AGREEMENT



          FIRST AMENDMENT, dated as of August 14, 1997 (this "Amendment"), to
                                                              ---------
the Rights Agreement, dated as of April 8, 1997 (the "Rights Agreement"), among
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Borden Chemicals and Plastics Limited Partnership and Harris Trust and Savings
Bank, as Rights Agent.


                              W I T N E S S E T H:
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          WHEREAS, in light of the termination of the Agreement and Plan of
Conversion as of the date hereof, the General Partner desires to amend certain provisions of the Rights Agreement upon the terms and subject to the conditions set forth herein and pursuant to the terms of the Rights Agreement, the General Partner has directed the Rights Agent to enter into this Amendment;


          NOW, THEREFORE,  the parties hereto hereby agree as follows:


          1.   Definitions.  All terms defined in the Rights Agreement shall
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have such defined meanings when used herein unless otherwise defined herein.


          2.   Amendment of Section 1.  Section 1 of the Rights Agreement is
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hereby amended by deleting paragraph (c) in its entirety and adding the following new paragraph (c):  "(c) [RESERVED]".


          3.   Amendment of Section 3.  Section 3 of the Rights Agreement is
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hereby amended by deleting the penultimate sentence of paragraph (a) in its entirety.


          4.   Amendment of Section 7.  Paragraph (a) of Section 7 of the Rights
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Agreement is hereby amended by (x) deleting the clause "and (iv) immediately prior to the Effective Time of the Merger (as defined in the Agreement and Plan of Conversion)" therein and (y) by deleting the comma immediately preceding clause (iii) therein and inserting the word "and" in lieu thereof.


          5.   Amendment of Section 31.  Section 31 of the Rights Agreement is
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hereby amended by deleting it in its entirety and inserting in lieu thereof the following new Section 31:  "Section 31.  [RESERVED]".


          6.   Amendment of Exhibit A.  Exhibit A to the Rights Agreement is
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hereby amended by deleting the first sentence in the legend in its entirety and inserting in lieu thereof the following new first sentence: "NOT EXERCISABLE AFTER APRIL 8, 2007 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS."


          7.   Amendment of Exhibit B.  Exhibit B to the Rights Agreement is
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hereby amended by deleting the fourth full paragraph following the legend thereof in its entirety and inserting in lieu thereof the following new paragraph:
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               "The Rights are not exercisable until the Distribution Date.  The
          Rights will expire on April 8, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Partnership, in each case as described below."


          8.   Conditions to Effectiveness.  This Amendment shall become
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effective on the date on which a duly authorized officer of each party shall have duly executed and delivered counterparts of this Amendment to the other party.


          9.   Limited Effect.  Except as expressly amended herein, the Rights
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Agreement shall continue to be, and shall remain, in full force and effect.


          10.  Counterparts.  This Amendment may be executed by one or more of
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the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be executed by facsimile signatures.


          11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the day and year first above written.


Attest:                           BORDEN CHEMICALS AND PLASTICS
                                        LIMITED PARTNERSHIP

                                    By: BCP Management Inc., its general partner


By: /s/ C. Douglas MacLeod        By:  /s/ Lawrence L. Dieker
    ----------------------------       -------------------------------
    Name: C. Douglas MacLeod           Name: Lawrence L. Dieker
    Title: Vice President              Title: Vice President, General Counsel
                                        and Secretary




Attest:                           HARRIS TRUST AND SAVINGS BANK



By: /s/ Bernetta Young            By:  /s/ Lorraine Rodewald
    ----------------------------       -------------------------------
    Name: Bernetta J. Young            Name: Lorraine Rodewald
    Title: Trust Officer               Title: Assistant Vice President